UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2004

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Mintflower Place

8 Par-La-Ville Road

Hamilton HM 08

Bermuda

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (441) 296-5550

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 19, 2004, the Company’s Board of Directors approved the following compensation arrangements for the Company’s directors to take effect from January 1, 2005 for the 2005 calendar year: (a) an annual retainer of $75,000 per director; (b) annual fees for each of the Chairman of the Finance, Compensation and Nominating and Underwriting Committees of $7,500, which fee will not be drawn by the incumbent Chairman of the Underwriting Committee; (c) an annual fee for the Chairman of the Audit Committee of $50,000; (d) annual fees of $10,000 for members of the Audit Committee; and (e) attendance fees of $2,000 per meeting for non-management directors of the Board and non-management members of all committees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.
(Registrant)

November 26, 2004 Date	By:	/s/ T.G.S. Busher
	Name:	T.G.S. Busher
	Title:	Chief Operating Officer